EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

         This Agreement is entered into this 11th day of June, 1997 by and between Krestmont International, Inc. ("Krestmont") and Tatonka Energy, Inc. ("Tatonka").

         WHEREAS, Cresthaven, Inc. is a wholly owned subsidiary of Tatonka, and

         WHEREAS, Cresthaven, Inc. has no assets or liabilities, and

         WHEREAS, Krestmont desires to purchase 100% of the stock of Cresthaven, Inc.,

         Both parties agree to the following:

         Krestmont will pay the sum total of $414.00, which represents the full amount of expenditures Tatonka has expended on behalf of Cresthaven, Inc. to Tatonka.

         Tatonka hereby relinquishes 100% of the stock in Cresthaven, Inc. to Krestmont.


Both parties agree to all terms above.



      /s/ [signature illegible], Vice President                  6/11/97
      -----------------------------------------                  --------
         Krestmont International, Inc.                           Date



      /s/ R. A. Green, Sr.                                       6/11/97
      -----------------------------------------                  --------
         Tatonka Energy, Inc.                                    Date




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